Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended		39 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011
OPERATING ACTIVITIES
Net loss	$ (12,698)	$ (13,754)	$ (63,333)
Adjustments to reconcile net loss to net cash used by operating activities:
Amortization expense	750	2	1,664
Changes in operating assets and liabilities:
Prepaid expenses	131	(1,470)	0
Accounts payable	(6,001)	913	1,637
Net Cash Used in Operating Activities	(17,818)	(14,309)	(60,032)
INVESTING ACTIVITIES
Purchase of property and equipment		(3,500)	(4,902)
Net Cash Used in Investing Activities		(3,500)	(4,902)
FINANCING ACTIVITIES
Proceeds from common stock issued			40,800
Proceeds from related party payables	15,506	26,481	24,214
Net Cash Provided by Financing Activities	15,506	26,481	65,014
NET INCREASE (DECREASE) IN CASH	(2,312)	8,672	80
CASH AT BEGINNING OF PERIOD	2,392
CASH AT END OF PERIOD	80	8,672	80
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION CASH PAID FOR:
Interest	0	0	0
Income Taxes	$ 0	$ 0	$ 0